Warrants	12 Months Ended
Dec. 31, 2021
Warrants [Abstract]
Warrants

23. Warrants

As at December 31, 2021 there were 41,254,566 warrants outstanding. The warrants entitle the holder to purchase one Class A ordinary share of Cazoo Group Ltd at an exercise price of $11.50 per share. Until warrant holders acquire the Class A Shares upon exercise of such warrants, they have no rights with respect to the Class A Shares.

	Public	Private placement	Total
	Number	Number	Number
At December 31, 2019	-	-	-
At December 31, 2020	-	-	-
At December 31, 2021	20,124,748	21,129,818	41,254,566

Public warrants are classified as Level 1 due to the use of an observable market quote in an active market. Private placement warrants are classified as Level 3 due to the use of unobservable inputs. The fair value is determined using a Black-Scholes model for the private placement warrants.

	Level 1	Level 2	Level 3	Total
At December 31, 2021	£’000	£’000	£’000	£’000
Warrants	13,418	-	29,274	42,692

The following information is relevant in the determination of fair value of the private placement warrants at December 31, 2021:

Private placement

Number of warrants	21,129,818
Exercise price	$11.50
Expected term (years)	7
Expected volatility	47.1%
Dividend yield	Nil
Risk free interest rate	1.40%

Reconciliation of fair values

The fair value movements are set out as follows:

	Public	Private placement	Total
	£’000	£’000	£’000
At December 31, 2019	-	-	-

At December 31, 2020	-	-	-

Warrants issued upon acquisition of Drover	-	6,566	6,566
Fair value movement	-	102	102
Exercise of warrants	-	(6,667)	(6,667)
Warrants issued in the Transaction	22,475	46,887	69,362
Fair value movement	(9,057)	(17,614)	(26,671)
At December 31, 2021	13,418	29,274	42,692

Sensitivity analysis

For the private placement warrants, a 100 basis point increase in the expected volatility rate would increase the fair value per warrant by £0.05.